LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

     Supplement to Standard and Service Class Prospectuses dated May 1, 2005

                              Moderate Profile Fund


Effective May 1, 2005, the following is substituted for the investment objective under the heading "Investment Objective" on page FF-1:

         "A balance between a high level of current income and growth of capital, with an emphasis on growth of capital."

Please keep this Supplement with your Prospectus for your future reference.







This Supplement is dated May 9, 2005.